Exhibit 10.2

TEAM, INC.
RESTATED NON-EMPLOYEE DIRECTORS’ STOCK PLAN

(As amended through August 1, 2009)

The following Team, Inc. Restated Non-Employee Directors’ Stock Plan (the “Plan”) is effective as of December 16, 1991, and (as amended through August 1, 2009) reads as follows:

1. Purpose. The purpose of the Plan is to strengthen the ability of Team, Inc. (the “Company”) to attract and to retain the services of experienced and knowledgeable independent individuals as members of the Board of Directors of the Company, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to provide those individuals with an additional incentive to continue in their position, all being for the best interest of the Company and its stockholders. In furtherance of such purpose, Non-Employee Directors (as defined below) shall be eligible to receive Options or Awards for their services as members of the Board, in addition to any other compensation which such Non-Employee Directors may be entitled to receive.

2. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Affiliates” means any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1)(A) of the Code, except that “more than 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1)(A) of the Code.

(c) “Award” means an award of Common Stock under the Plan.

(d) “Awardee” means a person to whom an Award has been granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Common Stock” means the Company’s $0.30 par value Common Stock.

(h) “Date of Grant” means the date on which an Option or Award is granted under the Plan.

(i) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(j) “Exercise Price” means the value per share of Common Stock that is equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last date preceding the Date of Grant on which sales of the Common Stock occurred on the Nasdaq Global Select Market or other primary market or exchange on which the Common Stock is traded.

(k) “Fair Market Value” means the mean of the opening and closing prices of the Common Stock reported on the composite tape or other reporting medium (for securities listed on the Nasdaq Global Select Market or other primary market or exchange on which the Common Stock is traded) as of the relevant date; provided, however, that if the Common Stock does not trade on the relevant date, such price shall be determined based upon the mean of the opening and closing prices of the Common Stock on the next preceding date on which trades occurred; and provided further, however, that should the primary market or exchange on which the Common Stock is traded adopt a continuous twenty-four trading policy, “Fair Market Value” for purposes of this Plan shall mean the price of the Common Stock on the last trade prior to 4:30 p.m., New York time, on any relevant date.

(l) “Non-Employee Director” means those members of the Board who are not employees of the Company or any of its Affiliates.

(m) “Option” means an option granted under the Plan. No Option shall be an “incentive stock option” (as defined in Section 422A of the Code).

(n) “Optionee” means a person to whom an Option, which is not expired, has been granted under the Plan.

(o) “Successor” means the legal representative of the estate of a deceased Optionee or Awardee or the person or persons who acquire the right to exercise an Option or own an Award by bequest or inheritance or by reason of the death of any Optionee or Awardee.

(p) “Termination of Directorship” of an Optionee or Awardee means the cessation of such Optionee’s or Awardee’s relationship with the Company that qualified him for an Option or an Award for any reason; provided, however, that if an Optionee or Awardee is both a director and officer of the Company, it shall mean such date as such person ceases to be both an officer and director.

3. Administration of Plan. The Board shall administer the Plan and shall have such powers and authority as may be necessary for them to carry out their functions as described in the Plan. The Board shall have the authority and discretion to construe and interpret the Plan and to make all other determinations necessary for Plan administration and to prescribe, amend and rescind any rules and regulations relating to the Plan. All interpretations, determinations and actions of the Board shall be final and binding on all parties.

The Board shall have the responsibility, subject to the provisions of the Plan, to identify the Non-Employee Directors to whom, and the time at which, Options and Awards may be granted, and the number of shares of Common Stock covered by each Option or Award; to establish the terms and conditions of the respective Option or Award agreements, which need not be identical, including, but without limitation, terms covering the payment of the Exercise Price of the Option and conditions of the Award.

4. Common Stock Subject to Options and Awards. The aggregate number of shares of the Company’s Common Stock which may be issued upon exercise of Options or under Awards granted under the Plan shall not exceed 1,220,000 subject to adjustment under the provisions of Paragraph 8. The shares of Common Stock to be issued upon the exercise of Options or under Awards may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, or any Award shall not vest or the shares thereunder be forfeited, the shares subject to such Option or Award shall again be available for Options or Awards to be granted under the Plan.

5. Participants. Options and Awards may be granted under the Plan to any person who is a Non-Employee Director (as that term is defined above) of the Board.

6. Option Agreements. Any Option granted under this Plan shall be evidenced by an agreement (“Option Agreement”), which shall be approved as to form and substance by the Board. Each Option Agreement shall be executed by an officer of the Company and the applicable Optionee. All Options and Option Agreements granted under the Plan shall be subject to the following limitations and conditions:

(a) Option Price. The Option price per share with respect to each Option shall be the Exercise Price.

(b) Exercise Period of Option. Options may be exercised at any time during the period beginning on the date of vesting of the particular options to be exercised and ending ten (10) years after the Date of Grant, subject to earlier termination under paragraphs 6(g) and (h) below.

(c) Vesting. In the terms of an Option Agreement, the Board may include such vesting terms and conditions of an Option as they shall deem appropriate, and they may include terms of forfeiture of Options under circumstances as may be set forth in the Option Agreement.

(d) Vesting of Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and such shareholder rights will not vest until the certificates evidencing the shares purchased are properly delivered to such Optionee or his Successor.

(e) Exercise of Option. Each Option or portion thereof shall be exercisable from time to time over a period commencing on the date of vesting in accordance with this Plan and ending upon the expiration or termination of the exercise period of the Option. The Exercise Price of an Option shall be payable upon the exercise of the Option in cash, by certified or cashier’s check, or, with the consent of the Board, by assigning and delivering to the Company shares of Common Stock owned by the Non-Employee Director that have been held by the Non-Employee Director for at least six (6) months prior to the date of exercise or, with the consent of the Board, a combination of cash and such shares. Any shares so assigned and delivered to the Company in payment or partial payment of the Exercise Price shall be valued at the Fair Market Value on the date of exercise. Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

(f) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, or the rules thereunder. Each Option shall be exercisable, during the Optionee’s lifetime, only by such Optionee. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Board.

(g) Termination of Directorship. Upon an Optionee’s Termination of Directorship, such Optionee’s Option privileges shall be limited to the shares which were immediately purchasable by such Optionee at the date of such Termination of Directorship, and such Option privileges shall expire unless exercised by such Optionee on or before the second annual anniversary date of the date of such Termination of Directorship. The granting of an Option to an eligible person does not alter in any way the rights of the Company, the Board or shareholders to remove such person as a director or officer at any time or for any reason allowable under the law or the Company’s Articles of Incorporation or Bylaws, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

(h) Death of Optionee. If an Optionee dies while such Optionee is a member of the Board, such Optionee’s Option to purchase the total number of shares covered by the applicable Option Agreement shall thereupon become fully exercisable and shall remain exercisable by the Optionee’s Successor until the close of business on the first annual anniversary date of the Optionee’s death, at which time they shall expire.

7. Award Agreements. Any Award granted under this Plan shall be evidenced by an agreement (“Award Agreement”) which shall be approved in form and substance by the Board. Each Award Agreement shall be executed by an officer of the Company and the applicable Awardee. Awards shall be granted in accordance with the following:

(a) Terms and Conditions. Each Award shall have such terms and conditions as the Board shall provide in the Award Agreement in their discretion.

(b) Vesting. In the terms of an Award Agreement, the Board may include such vesting terms and conditions of an Award as they shall deem appropriate, and they may include terms of forfeiture of shares received under an Award under circumstances as may be set forth in the Award Agreement.

(c) Non-Transferability. An Award and any interest therein shall not be transferable or assignable prior to full, unqualified ownership of the Common Stock granted under the Award vesting in the Awardee, and/or the expiration of any period of forfeiture, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code of Title I of ERISA or the rules thereunder.

(d) Shareholder Rights. An Awardee shall not be a shareholder of any Common Stock under an Award or have any rights as a shareholder until certificates representing such stock are properly issued to such Awardee.

(e) Termination of Directorship. Upon an Awardee’s Termination of Directorship, such Awardee’s Award privileges shall be limited to the shares vested at the date of such Termination of Directorship. The granting of an Award shall not alter in any way the rights of the Company, the Board or shareholders to remove such person as a director or officer at any time or for any reason allowable under the law or the Company’s Articles of Incorporation or Bylaws, nor does it confer upon such person any rights of privileges except as specifically provided for in the Plan.

8. Adjustments.

(a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which Options may be granted under the Plan, and for Award shares not vested or still subject to forfeiture under an Award (“Conditional Award”). In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding Conditional Awards shall vest and Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option or Award shall, to the extent practicable, be maintained as before the occurrence of such event. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Exercise Price.

(b) In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time. The Award Agreements shall provide for the effects on a Conditional Award of such an event.

(c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

(i) If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding Conditional Awards and unexercised Options for securities of another corporation, then the Board shall take such action, and the Options shall terminate, as provided in subparagraph (b) of this Paragraph 8; or

(ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding Conditional Awards and unexercised Options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised Options or Conditional Awards (and shall adjust the shares remaining under the Plan which are then available to be optioned or awarded under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options and Conditional Awards.

(d) The term “Reorganization” as used in subparagraph (c) of this Paragraph 8 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date or the Reorganization.

(e) Adjustments and determinations under this Paragraph 8 shall be made by the Board, whose decisions shall be final, binding and conclusive.

9. Restrictions on Issuing Shares. The exercise of each Option and granting of each Award shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, an Option exercise and Award grant shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares under an Option or grant an Award unless the Shares are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Optionee and Awardee shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from applicable securities laws if such an exemption is necessary.

10. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

11. Amendment, Suspension, and Termination of Plan.

(a) The Board shall have the power to amend, suspend or terminate the Plan at any time subject to the other paragraphs of this paragraph 11.

(b) The Board may not, without the relevant Optionee’s or Awardee’s written consent, modify the terms and conditions of an Option or Award previously granted under the Plan.

(c) Except as may be provided in Paragraph 8, no amendment, suspension or termination of the Plan shall, without the Optionee’s or Awardee’s written consent, alter, terminate or impair any right or obligation under any Option or Award previously granted under the Plan.